National Security Life and Annuity Company
National Security Variable Account N

NScore Series of Variable Annuities
Supplement dated June 3, 2010
to the Prospectuses dated May 1, 2010
The following supplements and amends the prospectuses dated May 1, 2010:
All references to The Universal Institutional Funds, Inc. Morgan Stanley UIF International Growth Equity Portfolio are deleted and replaced with AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Invesco Van Kampen V.I. International Growth Equity Fund. The investment adviser for the Invesco Van Kampen V.I. International Growth Equity Fund is Invesco Advisers, Inc.